                                                                 Exhibit (a)(2)


                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                            BDM INTERNATIONAL, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 26, 1997

                                       BY

                            SYSTEMS ACQUISITION INC.
                           A WHOLLY OWNED SUBSIDIARY

                                       OF

                                    TRW INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, DECEMBER 24, 1997, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

            BY HAND:                         BY MAIL:                 BY OVERNIGHT COURIER:
       TENDERS & EXCHANGES             TENDERS & EXCHANGES             TENDERS & EXCHANGES
C/O THE DEPOSITORY TRUST COMPANY        SUITE 4660 -- BDM               SUITE 4680 -- BDM
         55 WATER STREET                  P.O. BOX 2569            14 WALL STREET -- 8TH FLOOR
             DTC TAD                JERSEY CITY, NJ 07303-2569          NEW YORK, NY 10005
 VIETNAM VETERANS MEMORIAL PLAZA
       NEW YORK, NY 10041

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                                              DESCRIPTION OF SHARES TENDERED
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Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as Name(s)                                    Stock Certificate(s) Tendered
appear(s) on Stock Certificate(s))                                           (Attach additional list if necessary)
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                                                                                          Total Number
                                                                                           of Shares
                                                                           Stock           Evidenced           Number
                                                                        Certificate         by Stock         of Shares
                                                                         Number(s)*     Certificate(s)*      Tendered**
                                                                      ----------------------------------------------------

                                                                      ----------------------------------------------------

                                                                      ----------------------------------------------------

                                                                      ----------------------------------------------------


                                                                     Total Shares
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   * Need not be completed by Stockholders tendering Shares by book-entry transfer.
  ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any Stock Certificates delivered to the
     Depositary are being tendered. See Instruction 4.
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     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by Stockholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or The Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedure described in Section 3 of the Offer to Purchase (as defined below). Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     Holders of Shares ("Stockholders") (i) whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section l of the Offer to Purchase) or (ii) who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares, must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF SHARES ARE BEING                     [ ] CHECK HERE IF SHARES ARE BEING TENDERED
    DELIVERED BY BOOK-ENTRY TRANSFER TO THE                PURSUANT TO A NOTICE OF GUARANTEED
    DEPOSITARY'S ACCOUNT AT ONE OF THE                     DELIVERY PREVIOUSLY SENT TO THE
    BOOK-ENTRY TRANSFER FACILITIES AND                     DEPOSITARY AND COMPLETE THE FOLLOWING:
    COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution:                      Name(s) of Registered Holder(s):

---------------------------------------------          ---------------------------------------------
Check Box of Applicable Book-Entry Transfer            Window Ticket Number (if any):
Facility:
(CHECK ONE)  [ ] DTC     [ ] PDTC                      ---------------------------------------------
Account Number:                                        Date of Execution of Notice of Guaranteed
                                                       Delivery:
---------------------------------
Transaction Code Number:                               ---------------------------------------------
                                                       Name of Institution which Guaranteed
-------------------------                              Delivery:

                                                       ---------------------------------------------
                                                       If Delivered by Book-Entry Transfer, Check
                                                       Box of Book-Entry Transfer Facility:
                                                       (CHECK ONE)  [ ] DTC     [ ] PDTC
                                                       Account Number:

                                                       ----------------------------------
                                                       Transaction Code Number:

                                                       -------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
            PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Systems Acquisition Inc. ("Purchaser"), a wholly owned subsidiary of TRW Inc. ("Parent"), the above-described shares of Common Stock ("Shares"), of BDM International, Inc. (the "Company"), pursuant to Purchaser's offer to purchase all outstanding Shares, at $29.50 per Share, net to the seller in cash without interest thereon (the "Per Share Amount"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 26, 1997, receipt of which is hereby acknowledged, and in this Letter of Transmittal (the Offer to Purchase and the Letter of Transmittal which, as amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of all Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after November 26, 1997 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints designees of Purchaser and each of them as such Stockholder's attorneys-in-fact and proxies, with full power of substitution, in the manner set forth in the Letter of Transmittal, to the full extent of such Stockholder's rights with respect to Shares tendered by such Stockholder and accepted for payment by Purchaser (and with respect to any and all other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Shares. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by such Stockholder with respect to such Shares (and such other Shares and securities) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to Shares (and such other Shares and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such Stockholder as they, in their sole discretion, may deem proper at any annual or special meeting of the Company's Stockholders or any adjournment or postponement thereof. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares, Purchaser must be able to exercise full voting and other rights with respect to such Shares and other securities, including voting at any meeting of Stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances (other than those resulting from action of Purchaser, Parent or any of its subsidiaries), and that none of such Shares and Distributions will be subject to any adverse claim (other than those resulting from action of Purchaser, Parent or any of its subsidiaries). The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser, all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns all Shares being tendered.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not tendered or not purchased, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Stock Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

        SPECIAL PAYMENT INSTRUCTIONS                           SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 1, 5, 6 AND 7)                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)
     To be completed ONLY if the check for             To be completed ONLY if the check for the
the purchase price of Shares purchased or              purchase price of Shares purchased or Share
Share Certificates evidencing Shares not               Certificates evidencing Shares not tendered
tendered or not purchased are to be issued in          or not purchased are to be mailed to someone
the name of someone other than the                     other than the undersigned, or to the
undersigned.                                           undersigned at an address other than that
                                                       shown under "Description of Shares Tendered."
Issue [ ] check [ ] Share Certificate(s) to:
Name:                                                  Issue [ ] check [ ] Share Certificate(s) to:
                                                       Name:
---------------------------------------------
                   (PRINT)                             ---------------------------------------------
                                                                          (PRINT)
Address:                                               Address:

---------------------------------------------          --------------------------------------------

---------------------------------------------          ---------------------------------------------
             (INCLUDE ZIP CODE)                                     (INCLUDE ZIP CODE)

---------------------------------------------
 (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY
                    NUMBER)
  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

              IMPORTANT                                                  GUARANTEE OF SIGNATURE(S)
             STOCKHOLDERS:                                           (IF REQUIRED -- SEE INSTRUCTIONS
     SIGN HERE (ALSO, PLEASE COMPLETE                                            1 AND 5)
        SUBSTITUTE FORM W-9 INCLUDED                          FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE
               HEREIN)                                              MEDALLION GUARANTEE IN SPACE BELOW.

---------------------------------------------                 Authorized Signature:

---------------------------------------------                 ---------------------------------------------

          SIGNATURE(S) OF HOLDER(S)                           Name:

Date: --------------------- ,199 --                           ---------------------------------------------
                                                                              (PLEASE PRINT)
     (Must be signed by registered holder(s)
exactly as name(s) appear(s) on Share                         Name of Firm:
Certificates or on a security position
listing or by a person(s) authorized to                       ---------------------------------------------
become registered holder(s) by certificates
and documents transmitted herewith. If                        Address:
signature is by a trustee, executor,
administrator, guardian, attorney- in-fact,                   ---------------------------------------------
officer of a corporation or other person                      (INCLUDE ZIP CODE)
acting in a fiduciary or representative
capacity, please pro-                                         Area Code and Telephone Number:
vide the following information. See
Instruction 5.)                                               ---------------------------------------------

Name(s):                                                      Date: ---------------------,199 --

------------------------------------------
              (PLEASE PRINT)

Capacity (full title):

------------------------------------------

Address:

------------------------------------------

------------------------------------------
            (INCLUDE ZIP CODE)

Area Code and Telephone Number:

------------------------------------------

Tax Identification or
Social Security Number:

------------------------------------------

         (SEE SUBSTITUTE FORM W-9
             INCLUDED HEREIN)

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loans associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions," or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as, in each case, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section l of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in
Section 3 of the Offer to Purchase. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering Stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS. (Not applicable to Stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions", as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever. If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered", the appropriate boxes on this Letter of Transmittal must be completed. With respect to Stockholders delivering Shares tendered hereby by book-entry transfer, all Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated in this Letter of Transmittal as the account from which such Shares were delivered.

     8. WAIVER OF CONDITIONS. Except as described in the Offer to Purchase, the conditions to the Offer may be waived by Purchaser, in whole or in part, at any time and from time to time, in Purchaser's sole discretion.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

     10. SUBSTITUTE FORM W-9. Each tendering Stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such Stockholder is not subject to backup withholding of federal income tax. If a tendering Stockholder has been notified by the Internal Revenue Service that such Stockholder is subject to backup withholding, such Stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Stockholder has since been notified by the Internal Revenue Service that such Stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such Stockholder. If the tendering Stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that "Applied For" is written in Part I and the Certificate of Awaiting Taxpayer

Identification Number is completed, the Depositary will withhold 31% of all payments of the purchase price to such Stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such Stockholder if a TIN is provided to the Depositary within 60 days.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Share Certificate(s) representing Shares has been lost, destroyed or stolen, the tendering Stockholder should promptly notify the Company's Transfer Agent, First Chicago Trust Company of New York at (800) 446-2617. The tendering Stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a Stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such Stockholder's correct TIN on Substitute Form W-9 below. If such Stockholder is an individual, the TIN is such Stockholder's social security number. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding at a rate of 31%.

     Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Stockholder with respect to Shares purchased pursuant to the Offer, the Stockholder is required to notify the Depositary of such Stockholder's correct TIN by completing the form below certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such Stockholder is awaiting a TIN), and (ii) that such Stockholder is not subject to backup withholding because (a) such Stockholder has not been notified by the Internal Revenue Service that such Stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the Internal Revenue Service has notified such Stockholder that such Stockholder is no longer subject to backup withholding, or
(c) such Stockholder is exempt from backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Stockholder should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that "Applied For" is written in Part I and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments of the purchase price to such Stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering Stockholder if a TIN is provided to the Depositary within 60 days.

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PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
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 SUBSTITUTE             PART I -- Taxpayer Identification Number -- ------------------------------------
 FORM W-9               For all accounts, enter taxpayer                   Social Security Number
                        identification number in the box at right.                  OR
                        (For most individuals this is your social   -----------------------------------
                        security number. If you do not have a         Employer Identification Number
                        number, see Obtaining a Number in the        (If awaiting TIN, write "Applied
                        enclosed Guidelines.) Certify by signing and                For")
                        dating below. Note: If the account is in
                        more than one name, see the chart in the
                        enclosed Guidelines to determine which
                        number to give the Payer.
                       ---------------------------------------------------------------------------------
                        PART II -- For Payees Exempt From Backup Withholding, see the enclosed
                        Guidelines and complete as instructed therein.
                        CERTIFICATION--Under penalties of perjury, I certify that:
                        (1) The number shown on this form is my correct Taxpayer Identification Number
                        (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification
                        Number to the appropriate Internal Revenue Service Center ("IRS") or Social
                        Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have written
                        "Applied For" in Part I and have completed the Certificate of Awaiting Taxpayer
                        Identification Number, 31% of all reportable payments made to me thereafter will
 DEPARTMENT OF THE      be withheld until I provide a correct Taxpayer Identification Number); and
 TREASURY               (2) I am not subject to backup withholding either because (a) I am exempt from
 INTERNAL REVENUE       backup withholding, (b) I have not been notified by the IRS that I am subject to
 SERVICE                backup withholding as a result of failure to report all interest or dividends,
 PAYER'S REQUEST        or (c) the IRS has notified me that I am no longer subject to backup
 FOR TAXPAYER           withholding.
 IDENTIFICATION         CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been
 NUMBER (TIN)           notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
                        Guidelines.)
                       ---------------------------------------------------------------------------------

                       SIGNATURE ----------------------------------------
                       DATE -------------------------------, 199---
--------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX IN PART I OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have written "Applied For" in Part I and have completed the Certificate of Awaiting Taxpayer Identification Number, 31% of all reportable payments made to me prior to the time I provide a properly certified Taxpayer Identification Number will be withheld.

 SIGNATURE
 -----------------------------------------------------
 DATE -------------------------------------------- 199-----

     Any questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers and addresses listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. You may also contact your broker, dealer, commercial bank, trust company or nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                           (Georgeson & Company Logo)

                               Wall Street Plaza
                            New York, New York 10005

                        Banks and Brokers call collect:
                                 (212) 440-9800
                           All others call toll free:
                                 (800) 223-2064

                      The Dealer Manager for the Offer is:

                            BEAR, STEARNS & CO. INC.
                                245 Park Avenue
                            New York, New York 10167
                                Call toll free:
                                 (888) 285-3977